SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 6, 2004

                             ASPEN TECHNOLOGY, INC.
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               (Exact name of registrant as specified in charter)

        Delaware                      0-24786              04-2739697
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 (State or other juris-             (Commission           (IRS Employer
diction of incorporation           File Number)         Identification No.)


         Ten Canal Park, Cambridge, Massachusetts              02141
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         (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (617) 949-1000


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          (Former name or former address, if changed since last report)



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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On May 6, 2004, Aspen Technology, Inc. announced Don Casey had been elected to the Board of Directors and Doug Brown was resigning his position on the Board. It was also announced that Stephen Jennings was replacing Doug Brown on the company's compensation committee. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  May 6, 2004                           ASPEN TECHNOLOGY, INC.

                                              By:  /s/ Charles F. Kane
                                                   --------------------------
                                                   Charles F. Kane
                                                   Senior Vice President and
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.    Description
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99.1           Press release issued by Aspen Technology, Inc. on May 6, 2004.